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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 22, 2005

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                     1-8846                 22-2433361
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)        Identification Number)

                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 28, 2005, we issued a news release to report our consolidated financial results for the fiscal year ended November 30, 2004 and the restatement of our financial statements for the fiscal year ended November 30, 2003.

The information furnished under Item 2.02 of this current report, including
Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On February 22, 2005, the Audit Committee of our Board of Directors concluded that the previously issued financial statements contained in our annual report on Form 10-KSB for the year ended November 30, 2003 should not be relied upon because of an error in those financial statements that required a restatement of such financial statements.

In February 2005, our management, after discussions with the staff ("Staff") of the Securities and Exchange Commission ("SEC") and our independent registered public accounting firm, determined that our previously issued financial statements for the year ended November 30, 2003 required restatement to reflect the recognition of $720,000 of compensation expense in connection with our sale of 4,500,000 shares of common stock to certain of our officers in fiscal 2003. While the sale of the shares of common stock was intended to serve as a financing activity, necessary to engage in homebuilding operations, the measurement date for compensation purposes occurred at a date subsequent to execution of the agreement, at a time when the stock price was higher than the sale price. The following table reflects the impact of the restatement on the relevant items of our financial statements as of, and for the year ended, November 30, 2003:


CHANGES TO CONSOLIDATED BALANCE SHEET
                                                                  As of November 30, 2003
                                                      -------------------------------------------------
                                                        As Reported      Adjustments      As Restated
                                                      ---------------  ---------------  ---------------
Additional paid-in-capital                               $12,185,000         $720,000      $12,905,000
Retained deficit                                          (1,913,000)        (720,000)      (2,633,000)

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

CHANGES TO CONSOLIDATED STATEMENT OF OPERATIONS
                                                             Fiscal year ended November 30, 2003
                                                      -------------------------------------------------
                                                        As Reported      Adjustments      As Restated
                                                      ---------------  ---------------  ---------------
Selling, general and administrative                       $2,435,000         $720,000       $3,155,000
Loss from operations                                      (1,674,000)        (720,000)      (2,394,000)
Loss from continuing operations before
     income taxes and discontinued operations             (1,432,000)        (720,000)      (2,152,000)
Loss from continuing operations                             (945,000)        (720,000)      (1,665,000)
Net loss                                                    (945,000)        (720,000)      (1,665,000)

Loss per share
     Basic and diluted
       Loss from continuing operations                         (0.16)           (0.13)           (0.29)
       Net loss per common share                               (0.16)           (0.13)           (0.29)

CHANGES TO CONSOLIDATED STATEMENT OF CASH FLOWS
                                                             Fiscal year ended November 30, 2003
                                                      -------------------------------------------------
                                                        As Reported      Adjustments      As Restated
                                                      ---------------  ---------------  ---------------

Net loss                                                   ($945,000)       ($720,000)     ($1,665,000)
Stock-based compensation for officers                              0          720,000          720,000

We will file with the SEC an Annual Report on Form 10-KSB/A for the year ended November 30, 2003 (the "Form 10-KSB/A") to reflect the changes required as a result of the restatement.

Our President and Chief Financial Officer have discussed the matters disclosed in this Item 4.02 with our independent registered public accounting firm and reported the substance of those discussions to the Audit Committee of our Board of Directors.

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SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits:

            EXHIBIT NO.   DESCRIPTION

               99.1       News Release dated February 28, 2005, of Calton, Inc.
                          Re:  Consolidated Financial Results and Restatement



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Calton, Inc.
                                         ---------------------------------------
                                         (Registrant)



                                     By: /s/ Laura A. Camisa
                                         ---------------------------------------
                                         Laura A. Camisa
                                         Chief Financial Officer and Treasurer
Dated: February 28, 2005